EXHIBIT10.2.2

                                                   December 1, 2008

Seven Arts Pictures Inc.
6121 Sunset Boulevard, 512
Los Angeles, California 90028

Re:  Employment Agreement Amendment

Gentlemen:

Please make reference to that certain Employment Agreement between you and me dated October 1, 2002 (the “Employment Agreement”). By the execution of this letter by you and us, the term of the Employment Agreement shall be extended until December 31, 2013. By way of elimination of doubt, all Payments made by you to us not related to your business shall be deducted from and reduce any payments due to me. Except as amended hereby, the Employment Agreement shall remain in full force and effect. Please confirm your agreement to the foregoing by signing below where indicated.

 Very truly yours,

/s/ Peter Hoffman

Peter Hoffman

 AGREED AND ACCEPTED

 SEVEN ARTS PICTURES INC.

 By:

/s/ Kate Hoffman

SEVEN ARTS PICTURES

6121 Sunset Blvd., Suite 512

Hollywood, CA 90028

Tel: (323) 634-0990 ~ Fax: (323) 463-1670